		Exhibit 99 (a)
MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS HSBC Home Equity Loan Trust 2005-2

	Payment Number	7
	Beginning Date of Collection Period	01-Feb-06
	End Date of Collection Period	28-Feb-06
	Payment Date	20-Mar-06
	Previous Payment Date	21-Feb-06

	Funds Disbursement
	Collected Funds	30,087,620.01
	Available Payment Amount	30,087,620.01
	Principal Collections	23,713,543.05
	Net Interest Collections	6,374,076.96
	Principal recoveries	0.00
	Servicing fee	419,753.17
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	30,087,620.01
	Interest Paid to Notes	2,717,252.29
	Principal Paid to Notes	23,858,991.43
	Ownership Interest - pursuant to Section 5.01 (a) (xiii)	3,091,623.12
	Servicing Fee (to Master Servicer)	419,753.17

	Pool Balance
	Beginning Pool Balance	1,007,407,613.57
	Principal Collections (including repurchases)	23,713,543.05
	Additional Principal Reduction Amount	145,448.38
	Ending Pool Balance	983,548,622.14

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	7.59%
	Loss rate (net of principal recoveries; % of beginning balance)	0.17%
	Net yield	7.42%
	Realized Losses	145,448.38
	Cumulative Realized Losses	203,756.49
	Cumulative Loss Percentage	0.02%
	Delinquent Loans:
	One payment principal balance of loans	9,131,778.92
	One payment number of loans	90
	Two payments principal balance of loans	2,018,291.43
	Two payments number of loans	15
	Three-payments plus principal balance of loans	4,879,071.68
	Three-payments plus number of loans	45
	Two Payment-Plus Delinquency Percentage (for related Collection Period)	0.70%
	Two Payment-Plus Rolling Average (for such Payment Date)	0.58%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02	-
	Number of loans purchased or substituted pursuant to Section 2.04	-
	Principal balance of loans purchased or substituted pursuant to Section 2.04	-
	Number of loans purchased or substituted pursuant to Section 3.01	-
	Principal balance of loans purchased or substituted pursuant to Section 3.01	-
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	8,295
	Number outstanding end of period	8,108
	Principal balance of all REO as of the end of the Collection Period	327,183.45
	Number of loans that went into REO during the Collection Period	2
	Principal balance of loans that went into REO during the Collection Period	327,183.45
	Unpaid Servicing Fee from previous Collection Periods	0.00

	Overcollateralization
	Begin OC Amount	267,299,899.20
	OC Release Amount	(0.00)
	Extra Principal Payment Amount	-
	Class A-1 Extra Principal Payment Amount Paid	-
	Class A-2 Extra Principal Payment Amount Paid	-
	Class M-1 Extra Principal Payment Amount Paid	-
	Class M-2 Extra Principal Payment Amount Paid	-
	End OC Amount	267,299,899.20

	Target OC Amount	267,299,899.20
	Interim OC Amount	267,299,899.20
	Interim OC Deficiency	-

	Monthly Excess Cashflow	3,091,623.12
	Principal Payment Amount	23,713,543.05
	Class A-1 Principal Payment Amount	14,422,312.55
	Class A-2 Principal Payment Amount	3,604,997.44
	Class M-1 Principal Payment Amount	2,843,116.53
	Class M-2 Principal Payment Amount	2,843,116.53
	Principal Collections	23,713,543.05
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount	70.16%
	EOP Note Principal Amount divided by Original Note Principal Amount <15%	No

	Interest Calculations
	1 month LIBOR	4.5700%
	Class A-1 Formula Rate (1-mo. Libor plus 27 bps)	4.8400%
	Class A-1 Note Rate	4.8400%
	Class A-2 Formula Rate (1-mo. Libor plus 31 bps)	4.8800%
	Class A-2 Note Rate	4.8800%
	Class M-1 Formula Rate (1-mo. Libor plus 46 bps)	5.0300%
	Class M-1 Note Rate	5.0300%
	Class M-2 Formula Rate (1-mo. Libor plus 49 bps)	5.0600%
	Class M-2 Note Rate	5.0600%

	Available Funds Cap	8.69800000%

	Class A-1 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	26.002138
	2. Principal Payment per $1,000	23.370547
	3. Interest Payment per $1,000	2.631591

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 Note Rate	4.84000000%
	2. Days in Accrual Period	27

	3. Class A-1 Interest Due	1,633,954.70
	4. Class A-1 Interest Paid	1,633,954.70
	5. Class A-1 Interest Carry Forward Amount Paid	-
	6. Class A-1 Supplemental Interest Amount Paid	-

	7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class A-1 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Note Principal Amount, BOP	450,125,261.89
	2. Class A-1 Principal Due	14,510,772.63
	3. Class A-1 Principal Paid	14,510,772.63
	4. Class A-1 Principal Carry Forward Amount Paid	-
	5. Class A-1 unpaid Principal Carry Forward Amount	-
	6. Class A-1 Note Principal Amount, EOP	435,614,489.26

	7. Class A-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.7015856
	8. Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.4429008

	Class A-2 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	26.023886
	2. Principal Payment per $1,000	23.370547
	3. Interest Payment per $1,000	2.653339

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 Note Rate	4.88000000%
	2. Days in Accrual Period	27

	3. Class A-2 Interest Due	411,798.28
	4. Class A-2 Interest Paid	411,798.28
	5. Class A-2 Interest Carry Forward Amount Paid	-
	6. Class A-2 Supplemental Interest Amount Paid	-

	7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class A-2 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Note Principal Amount, BOP	112,513,191.56
	2. Class A-2 Principal Due	3,627,108.90
	3. Class A-2 Principal Paid	3,627,108.90
	4. Class A-2 Principal Carry Forward Amount Paid	-
	5. Class A-2 Unpaid Principal Carry Forward Amount	-
	6. Class A-2 Note Principal Amount, EOP	108,886,082.66

	7. Class A-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.7015856
	8. Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.1107074

	Class M-1 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	26.105444
	2. Principal Payment per $1,000	23.370547
	3. Interest Payment per $1,000	2.734897

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 Note Rate	5.03000000%
	2. Days in Accrual Period	27

	3. Class M-1 Interest Due	334,751.39
	4. Class M-1 Interest Paid	334,751.39
	5. Class M-1 Interest Carry Forward Amount Paid	-
	6. Class M-1 Supplemental Interest Amount Paid	-

	7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class M-1 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Note Principal Amount, BOP	88,734,630.46
	2. Class M-1 Principal Due	2,860,554.95
	3. Class M-1 Principal Paid	2,860,554.95
	4. Class M-1 Principal Carry Forward Amount Paid	-
	5. Class M-1 unpaid Principal Carry Forward Amount	-
	6. Class M-1 Note Principal Amount, EOP	85,874,075.51

	7. Class M-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.7015856
	8. Class M-1 Note Principal Amount as a % of the Pool Balance, EOP	0.0873105

	Class M-2 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	26.121755
	2. Principal Payment per $1,000	23.370547
	3. Interest Payment per $1,000	2.751208

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 Note Rate	5.06000000%
	2. Days in Accrual Period	27

	3. Class M-2 Interest Due	336,747.92
	4. Class M-2 Interest Paid	336,747.92
	5. Class M-2 Interest Carry Forward Amount Paid	-
	6. Class M-2 Supplemental Interest Amount Paid	-

	7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class M-2 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Note Principal Amount, BOP	88,734,630.46
	2. Class M-2 Principal Due	2,860,554.95
	3. Class M-2 Principal Paid	2,860,554.95
	4. Class M-2 Principal Carry Forward Amount Paid	-
	5. Class M-2 Unpaid Principal Carry Forward Amount	-
	6. Class M-2 Note Principal Amount, EOP	85,874,075.51

	7. Class M-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.7015856
	8. Class M-2 Note Principal Amount as a % of the Pool Balance, EOP	0.0873105

	HSBC FINANCE CORPORATION HSBC HOME EQUITY LOAN TRUST 2005-2

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 4, 2005 (the "Sales and Servicing Agreement"), by and among HSBC Home Equity Loan Corporation I, as Depositor, the Master Servicer, U.S. Bank National Association, as Indenture Trustee, HSBC Bank USA, National Association, as Administrator, and HSBC Home Equity Loan Trust 2005-2, the Trust, does hereby certify with respect to the information set forth below as follows:

1.	Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.
	meanings set forth in the Sales and Servicing Agreement.

2.	HSBC Finance Corporation is, as of the date hereof, the Master Servicer under the Sales and Servicing Agreement.

3.	The undersigned is a Servicing Officer.

4.	This Certificate relates to the Payment Date occurring on March 20, 2006

5.

As of the date hereof, to the best knowledge of the undersigned, the Master Servicer has performed in all material respects all its obligations under the Sales and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date.

6.	As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 16th day of March, 2006.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ Joyce Bevacqua
Title: Servicing Officer